MERRILL LYNCH
GLOBAL
HOLDINGS, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                          #10176 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL HOLDINGS, INC.

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Edward F. Korff, Senior Vice President and
     Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



               Merrill Lynch Global Holdings, Inc., November 30, 1997

DEAR SHAREHOLDER

Fiscal Year in Review
For the quarter ended November 30, 1997, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were -3.28%, -3.51%, -3.51% and -3.36%, respectively. During the same period, the total return of the unmanaged Morgan Stanley Capital International World Index (MSCI) was +1.60%, in US dollar terms. For the year ended November 30, 1997, total returns for the fund's Class A, Class B, Class C and Class D Shares were +6.04%, +4.98%, +4.96% and +5.80%, respectively, underperforming the unmanaged MSCI World Index which returned +12.54% over the same period.

The underperformance, in both the November quarter and the year relative to the Index, was a direct consequence of an overweighted asset allocation in Asian (ex Japan) markets. While we had reduced these positions during the past six months, the declines in the remaining holdings negatively impacted overall fund results. The currency turmoil, which began in Thailand during July and spread throughout the region, was the primary impetus for severe equity market declines in the Asian region. For example, during the fund's fourth fiscal quarter, Indonesia's currency declined 31%, South Korea 54%, Malaysia 43%, Thailand 36% and Hong Kong 26%. The severity of the various currency devaluations surprised equity investors.

Elsewhere in the world, our investments performed well. In the European, Japanese and US markets, our holdings outperformed the respective market indexes. More than 80% of the fund's invested assets were in these markets.

Economic Outlook
The severity of the currency devaluations and the resulting impact on the economies and equity markets in the Association of Southeast Asian Nations (ASEAN) region was the major event for global investors during the past year. Initially, it was thought that the effects would be contained within the region. It was believed that any impact on the United States would be minimal and essentially positive. Cheaper imports, the result of devaluations, would mean fewer inflationary pressures and less reason for the Federal Reserve Board to raise domestic interest rates. Moreover, only about 4% of US exports went to ASEAN economies and thus a slowdown in those economies would not have a significantly negative effect on the US economy. Also, capital flight from the various Asian economies could exert downward rate pressure in the US bond market, benefiting domestic growth potential. However, currency concerns soon spread to the other Asian economies and then to Latin America and emerging Europe. The probability of a greater impact on the United States and other developed economies increased. Altogether, Asian economies account for nearly 30% of US exports. Similarly, 40% of Japanese exports go to other Asian nations. Therefore, the slowdown in those economies and the decreased purchasing power therein could have a meaningful impact on worldwide economic growth in 1998.

Thus, it appears that the significant devaluation of most Asian currencies, the dramatic slowdown in those economies and the extent to which this "Asian contagion" spreads are likely to be extremely important for global investors in 1998. The outlook is unclear in that full details of the International Monetary Fund's (IMF) imposed disciplines are unknown, as is the extent to which countries will adhere to them. What is clear is that whatever one had forecast for 1998 global economic growth as recently as a month ago must be revised downward. This has implications for corporate profits growth and equity markets performance.

Corporations around the world will have limited pricing power. The currency devaluations, slower economic growth and intensified competition are all likely to negatively affect revenue growth. US corporations could also face increased cost pressures. With unemployment at the lowest level in decades, wage/benefit cost pressures could increase. The combination could lead to profit margin shrinkage and lower earnings growth. One result of this is that companies with the most visible earnings prospects could receive increased investor focus. Another is that we expect a continuation of the worldwide merger and acquisition activity that has increased so significantly recently. Corporations are likely to attempt to buy revenue growth and to reduce costs through restructuring.

The global economic outlook is less certain than it has been for some time. Much depends on the economic policies being formulated in Asia and the ultimate responses to them. Because of this, we expect continued and even increased volatility in the world's equity markets. We will continue to focus on high-quality companies, paying particular attention to valuation levels.

Investment Environment
Japan

The Japanese economy and stock market have continued to suffer as investor concerns about the stability of the domestic financial system have escalated. The recent collapse of several major financial institutions and the deepening Asian currency crisis contributed to the negative sentiment.

Japan's economic problems are not new, but Japanese policymakers' failure to grasp the root cause of the current financial troubles was once again sharply highlighted in recent months. Japan's banking system is unique in the sense that the health of the banking sector is so heavily dependent on the levels of its stock market. Given their high level of cross-shareholdings, Japanese banks have been relying on unrealized gains in their securities holdings to meet international capital adequacy ratios. Therefore, as the Japanese stock market continues to fall, the balance sheets of Japanese banks weaken as they lose their financial cushion of unrealized gains. This undermines their ability to sustain capital adequacy ratios, which forces them to cut back on new lending. Small-to-medium-sized companies, which rely on bank borrowing to finance their businesses, are unable to borrow; bankruptcies increase; the economy weakens; and the stock market erodes further. Many economists believe this scenario explains why Japan's economic recovery failed to broaden out into the small-to-medium-sized companies sector (which accounts for about two-thirds of the economy) after the bubble burst in early 1990. Despite economists' warnings of a potential "credit crunch" developing in the financial sector, Japanese authorities pushed ahead with fiscal tightening since last April by raising the sales tax and cutting public works spending. Their failure to recognize the severity of the "credit crunch" problems has led to the serious consequences of today.

In the wake of three major financial failures in November (Yamaichi Securities, the fourth largest brokerage house; Sanyo Securities, the seventh largest; and Hokkaido Takushoku Bank, Japan's tenth largest commercial bank), the Japanese government came under heavy pressure to stabilize the financial sector and to restore investor confidence. Authorities promised a new economic package, which may include use of public funds to support the financial system. Preliminary details of the package, on which market attention is now focused, have not yet been fully disclosed. However, current sentiment suggests that the government is unlikely to provide any decisive and bold measures to quickly end the current crisis, given the political climate in Japan. Japan must undergo dramatic changes to deregulate its economy and allow more competition. Until such policies are formulated, the market could be weak and quite volatile.

We cut back our already low Japanese exposure during the November quarter. We trimmed our positions in Tokyo Electron Ltd., Keyence Corp., Sumitomo Electric Industry, Ltd. and Ito-Yokado Co., Ltd., and sold Aoyama Trading Co., Sony Music Entertainment Inc., Mitsui & Co., Hitachi Ltd., Sanwa Bank, Ltd. and Bank of Tokyo -- Mitsubishi. The only purchases we made during the November quarter were Sony Corp. and Nichiei Co. Ltd. Nichiei is a consumer finance company that has consistently demonstrated strong performance even in the current weak economic climate.

As Japanese banks are becoming more reluctant to extend credit, an increasing number of small-to-medium-sized companies that cannot obtain funding turn to Nichiei Co. Ltd.

Asia (ex Japan)
Asia's economic turmoil deepened in the past three months as the currency crisis spread to North Asian countries (Hong Kong, South Korea and Taiwan). The Hong Kong market, which had been thought to be spared from the contagious effect of Asian problems, was also brought down in October by persistent speculative attacks on the Hong Kong dollar. South Korea, the world's eleventh largest economy, has faced a significant crisis of confidence as the currency collapse revealed its structural weakness.

Consequently, all Asian equity markets have fallen dramatically since July (from a 36% decline in Hong Kong to a 47% decline in Malaysia in local currency terms). There is the general perception that a significant recovery is not expected soon in these regions. Because currencies have not yet stabilized in most markets and economists are still revising downward their growth forecasts for the next two years, corporate profits are likely to suffer. More importantly, investors are concerned about the Asian governments' slow and disappointing responses to the crisis. After the currency debacle, few countries have yet to come up with credible restructuring plans.

Against this backdrop, we reduced our Asian weighting during the November quarter by trimming our holdings in Hong Kong and China Gas Company Ltd. and Sung Hung Kai Properties, Ltd. in Hong Kong. We also closed out our position in Swire Pacific, Ltd. in Hong Kong. In other markets, we sold Telekom Malaysia BHD in Malaysia and P.T. Bimantara Citra in Indonesia. We also sold Lend Lease Corp. in Australia and Telecom Corp. of New Zealand Ltd.

Sharp declines in Asian currencies and the resultant equity price declines have negatively impacted the fund's overall performance since July, although the importance of Asian markets in the fund's overall portfolio has significantly diminished as a result of the combined effects of our selling and the collapse in currency and stock prices. However, the performance of the fund's Pacific Basin portfolio for the fiscal year ended November 30, 1997 was in line with our benchmark, the unmanaged MSCI Pacific Basin Index, because our underperformance in Asian markets (ex Japan) was offset by our outperformance in the Japanese market.

Europe
Economic activity in Europe has continued to proceed as forecast in earlier shareholder reports. Growth had been primarily export-led, but signs of increased domestic activity became apparent over the course of the year. Restructuring efforts have led to cost reductions and surprisingly strong corporate profits growth, allowing stock markets to perform well in this environment.

Equity prices rose almost 10% in September across most European markets. However, concerns about the impact of the Asian situation took hold, resulting in broad declines in October and November. We believe the actual economic impact will be less than that on the United States, and that both gross domestic product and corporate profits growth will exceed those in the United States during 1998.

During the November quarter, the unmanaged Morgan Stanley Capital International European Index gained 5.4% in US dollar terms (2.4% in local currency terms), excluding dividends. Our European holdings gained 4.5% on the same basis. For the fiscal year, our European portfolio increased 400 basis points (4.00%) more than the benchmark.

The fund's November quarterly performance was particularly hurt by a 30% decline in Gucci Group N.V., which was hurt by its large Asian exposure, and by declines in Dassault Systemes S.A., Enterprise Oil PLC and Sensonor A/S. Dassault Systemes S.A. had almost tripled since our purchase and underwent some profit-taking. Enterprise Oil PLC extended its production profile, and Sensonor A/S delayed a product introduction.

We sold our position in ISS International Service System A/S, Autoliv, Inc. and PizzaExpress PLC because of their valuations. We eliminated Mannesmann AG because of heightened competition in its telecom business, and Harvey Nichols PLC because of concern about future sales growth. We initiated investments in Munters AB, a world leader in the provision of products and services for commercial indoor humidification, and Fred Olsen Energy ASA, an offshore drilling and floating platform company.

Americas
In our August report to shareholders, we cited moderate economic growth, benign inflation and continued strong profits growth as the primary reasons pundits had dubbed the US economy the "Goldilocks economy." Everything was just right over the very near term, and the Asian turmoil and the strengthening dollar were forecast to place continuing downward pressure on inflation and interest rates. These factors supported the favorable trends in the equity market. However, we did caution that "if everything is just right, the next change presumably is for the worse." As we forewarned, the change for the worse has occurred. Economic problems have spread beyond the relatively small ASEAN region as has the realization that the world's more developed economies could be quite significantly affected. Corporate and country growth expectations have been reduced. Quantification of the impact is difficult because the IMF imposed disciplines are not fully known. Until remedial policies are formulated in Asia, the impact of deteriorating conditions there upon the US economy is unclear. Because of this, continued volatility in the US equity market is anticipated.

During the November quarter, our banking and insurance holdings benefited the portfolio. Each position gained more than twice the 6.2% rise in the US market. Pfizer, Inc. also performed well, rising 27%. Fund performance was hurt by declines in Intel Corp., Texas Instruments Inc. and Oracle Corporation of 17%, 17% and 14%, respectively. Technology companies could be more negatively impacted by the Asian turmoil than those in other industries. The portfolio was further concentrated during the November quarter. We eliminated Forest Laboratories, Inc. but initiated a position in Stone Container Corporation.

South American markets were particularly volatile during the November quarter. For example, the Argentine and Brazilian markets each declined more than 35% during the last half of October. The markets did rebound somewhat in November, but overall our holdings in the region hurt quarterly performance.

In Conclusion
We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/EDWARD F. KORFF
Edward F. Korff
Senior Vice President and Portfolio Manager

January 14, 1998




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Holdings, Inc. (the "Company")
during its taxable year ended November 30, 1997:

                                                Qualifying         Domestic      Foreign       Total   Foreign Taxes   Long-Term
                    Record         Payable       Domestic        Non-Qualifying  Source      Ordinary     Paid or       Capital
                     Date           Date      Ordinary Income   Ordinary Income  Income       Income      Withheld       Gains
Class A Shares     12/19/96       12/30/96       $.035198          $.080455     $.113034     $.228687     $.023643     $.684245
Class B Shares     12/19/96       12/30/96       $.011335          $.025908     $.036399     $.073642     $.023643     $.684245
Class C Shares     12/19/96       12/30/96       $.016649          $.038056     $.053466     $.108171     $.023643     $.684245
Class D Shares     12/19/96       12/30/96       $.029645          $.067763     $.095201     $.192609     $.023643     $.684245

All of the foreign taxes paid or withheld represent taxes incurred by the Company on dividends received by the Company from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge
(front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the exdividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent
Performance
Results

                                                                                                        12 Month       3 Month
                                                           11/30/97       8/31/97       11/30/96        % Change      % Change
ML Global Holdings, Inc. Class A Shares*                    $15.05        $15.56         $15.12          +4.41%(1)     -3.28%
ML Global Holdings, Inc. Class B Shares*                     14.31         14.83          14.40          +4.44(1)      -3.51
ML Global Holdings, Inc. Class C Shares*                     14.28         14.80          14.41          +4.16(1)      -3.51
ML Global Holdings, Inc. Class D Shares*                     14.97         15.49          15.04          +4.42(1)      -3.36
ML Global Holdings, Inc. Class A Shares -- Total Return*                                                 +6.04(2)      -3.28
ML Global Holdings, Inc. Class B Shares -- Total Return*                                                 +4.98(3)      -3.51
ML Global Holdings, Inc. Class C Shares -- Total Return*                                                 +4.96(4)      -3.51
ML Global Holdings, Inc. Class D Shares -- Total Return*                                                 +5.80(5)      -3.36
World Stock Index -- Total Return**                                                                     +12.54         +1.60

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ** The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International
    Perspective.
(1) Percent change includes reinvestment of $0.684 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.229 per share ordinary income dividends and $0.684 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.074 per share ordinary income dividends and $0.684 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.108 per share ordinary income dividends and $0.684 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.193 per share ordinary income dividends and $0.684 per share capital gains distributions.




[GRAPHIC OMITTED: LINE CHART OF TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:

                                         11/87              11/97
ML Global Holdings, Inc.+--
Class A Shares*                         $9,475            $25,642
Morgan Stanley Capital International
World Stock Index++                    $10,000            $28,136

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:

                                       10/21/88*            11/97
ML Global Holdings, Inc.+--
Class B Shares*                        $10,000            $21,340
Morgan Stanley Capital International
World Stock Index++                    $10,000            $22,834

A line graph depicting the growth of an investment in the fund's Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:
                                       10/21/94**           11/97
ML Global Holdings, Inc.+--
Class C Shares*                        $10,000            $12,788
ML Global Holdings, Inc.+--
Class D Shares*                         $9,475            $12,417
Morgan Stanley Capital International
World Stock Index++                    $10,000            $15,129

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + ML Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The Morgan Stanley Capital International World Stock Index performance data is as of October's month-end.



Average Annual
Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 9/30/97                +21.34%               +14.97%
Five Years Ended 9/30/97          +14.15                +12.92
Ten Years Ended 9/30/97           + 8.92                + 8.33

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                % Return               % Return
                               Without CDSC           With CDSC**
Class B Shares*
Year Ended 9/30/97                +20.04%               +16.04%
Five Years Ended 9/30/97          +12.99                +12.99
Inception (10/21/88)
through 9/30/97                   +10.03                +10.03

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return               % Return
                               Without CDSC           With CDSC**
Class C Shares*
Year Ended 9/30/97                +20.04%               +19.04%
Inception (10/21/94)
through 9/30/97                   +12.32                +12.32

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class D Shares*
Year Ended 9/30/97                +21.06%               +14.71%
Inception (10/21/94)
through 9/30/97                   +13.24                +11.18

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





Performance
Summary --
Class A Shares

                            Net Asset Value                    Capital Gains
Period Covered        Beginning         Ending                  Distributed            Dividends Paid*             % Change**
7/2/84 -- 12/31/84     $9.15            $9.32                       --                     $0.170                   + 3.68%
1985                    9.32            12.28                       --                      0.340                   +36.05
1986                   12.28            14.28                    $1.270                     0.300                   +30.25
1987                   14.28            11.52                     3.638                     0.372                   + 6.54
1988                   11.52            11.01                     1.275                     0.337                   +10.04
1989                   11.01            11.77                     1.492                     0.212                   +23.53
1990                   11.77            10.28                     0.188                     0.261                   - 9.20
1991                   10.28            11.67                     0.221                     0.123                   +17.12
1992                   11.67            11.27                     0.817                     0.063                   + 4.28
1993                   11.27            13.14                     0.443                     0.371                   +24.08
1994                   13.14            12.18                     0.514                     0.007                   - 3.25
1995                   12.18            13.32                     0.584                     0.164                   +15.56
1996                   13.32            14.08                     0.684                     0.229                   +12.61
1/1/97 -- 11/30/97     14.08            15.05                       --                        --                    + 6.89
                                                          Total $11.126              Total $2.949
                                                                          Cumulative total return as of 11/30/97:  +392.72%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                            Net Asset Value                    Capital Gains
Period Covered        Beginning         Ending                  Distributed            Dividends Paid*             % Change**
10/21/88 -- 12/31/88   $11.29           $11.00                   $0.388                    $0.147                   + 2.22%
1989                    11.00            11.71                    1.492                     0.138                   +22.33
1990                    11.71            10.20                    0.188                     0.166                   -10.18
1991                    10.20            11.56                    0.221                     0.036                   +16.02
1992                    11.56            11.09                    0.817                     0.001                   + 3.15
1993                    11.09            12.94                    0.443                     0.219                   +22.87
1994                    12.94            11.87                    0.514                       --                    - 4.20
1995                    11.87            12.82                    0.584                     0.164                   +14.37
1996                    12.82            13.51                    0.684                     0.074                   +11.33
1/1/97 -- 11/30/97      13.51            14.31                      --                        --                    + 5.92
                                                           Total $5.331              Total $0.945
                                                                          Cumulative total return as of 11/30/97:  +113.40%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                            Net Asset Value                    Capital Gains
Period Covered        Beginning         Ending                  Distributed            Dividends Paid*             % Change**
10/21/94 -- 12/31/94   $13.08           $11.87                   $0.514                       --                    - 5.23%
1995                    11.87            12.82                    0.584                    $0.164                   +14.37
1996                    12.82            13.48                    0.684                     0.108                   +11.37
1/1/97 -- 11/30/97      13.48            14.28                      --                        --                    + 5.93
                                                           Total $1.782              Total $0.272
                                                                           Cumulative total return as of 11/30/97:  +27.88%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was deducted.







Performance
Summary --
Class D Shares

                            Net Asset Value                    Capital Gains
Period Covered        Beginning         Ending                  Distributed            Dividends Paid*             % Change**
10/21/94 -- 12/31/94   $13.39           $12.18                   $0.514                    $0.003                   - 5.09%
1995                    12.18            13.29                    0.584                     0.164                   +15.32
1996                    13.29            14.04                    0.684                     0.193                   +12.29
1/1/97 -- 11/30/97      14.04            14.97                      --                        --                    + 6.62
                                                           Total $1.782              Total $0.360
                                                                           Cumulative total return as of 11/30/97:  +31.05%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)


LATIN                                        Shares                                                           Value      Percent of
AMERICA               Industries              Held             Investments                     Cost         (Note 1a)    Net Assets
Argentina              Banking               125,000   Banco de Galicia y Buenos Aires
                                                       S.A. (ADR)*                          $3,084,280     $2,898,438       0.7%

                       Energy                100,000   Yacimientos Petroliferos Fiscales
                                                       S.A. (YPF) (ADR)*                     2,354,250      3,356,250       0.8

                       Multi-Industry        278,810   Compania Naviera Perez Companc
                                                       S.A.C.F.I.M.F.A.                      1,023,485      1,985,922       0.4
                                                                                         -------------  -------------    ------
                                                       Total Investments in Argentina        6,462,015      8,240,610       1.9
                                                                                         =============  =============    ======

Brazil                 Forest Products       100,000   Aracruz Celulose S.A. (ADR)*          1,835,000      1,437,500       0.3
                       & Paper

                       Telecommunications 30,000,000   Telecommunicacoes Brasileiras
                                                       S.A. -- Telebras PN (Preferred)       1,069,928      3,148,215       0.8
                                                                                         -------------  -------------    ------
                                                       Total Investments in Brazil           2,904,928      4,585,715       1.1
                                                                                         =============  =============    ======

Mexico                 Banking             2,000,000  +Grupo Financiero Banorte, S.A.
                                                       de C.V. (Class B)                     2,113,918      2,778,793       0.7

                       Multi-Industry        125,000   DESC, Sociedad de Fomento
                                                       Industrial S.A. de C.V. (ADR)*        3,668,116      4,695,313       1.1
                                                                                         -------------  -------------    ------
                                                       Total Investments in Mexico           5,782,034      7,474,106       1.8
                                                                                         =============  =============    ======

Panama                 Banking                75,000   Banco Latinoamericano de
                                                       Exportaciones, S.A. (E Shares)        3,704,425      3,046,875       0.7
                                                                                         -------------  -------------    ------
                                                       Total Investments in Panama           3,704,425      3,046,875       0.7
                                                                                         =============  =============    ======
                                                       Total Investments in Latin America   18,853,402     23,347,306       5.5
                                                                                         =============  =============    ======

MIDDLE
EAST

Israel                 Electrical &          150,000  +NICE -- Systems Ltd. (ADR)*           3,331,379      6,562,500       1.5
                       Electronics                                                       -------------  -------------    ------
                                                       Total Investments in the Middle
                                                       East                                  3,331,379      6,562,500       1.5
                                                                                         =============  =============    ======

NORTH
AMERICA

Canada                 Chemicals             300,000   Agrium, Inc.                          4,041,373      3,024,874       0.7

                       Telecommunications     50,000   Northern Telecom Ltd.                 1,474,875      4,490,625       1.1
                                                                                         -------------  -------------    ------
                                                       Total Investments in Canada           5,516,248      7,515,499       1.8
                                                                                         =============  =============    ======

United States          Banking               120,000   Bank of New York, Inc. (The)          3,130,284      6,450,000       1.5
                                              95,000   Northern Trust Corporation            3,777,776      5,907,813       1.4
                                              65,000   Wachovia Corporation                  4,173,125      5,005,000       1.2
                                                                                         -------------  -------------    ------
                                                                                            11,081,185     17,362,813       4.1

                       Business & Public      25,000  +Microsoft Corp.                         512,083      3,535,938       0.8
                       Services              300,000  +Molten Metal Technology, Inc.         4,511,661         84,375       0.0
                                             150,000  +Oracle Corporation                    2,653,264      4,987,500       1.2
                                             175,000  +US Filter Corp.                       5,537,286      5,490,625       1.3
                                                                                         -------------  -------------    ------
                                                                                            13,214,294     14,098,438       3.3

                       Electronics/           65,000  +Cisco Systems, Inc.                   3,206,875      5,602,188       1.3
                       Components             85,000   Intel Corp.                           1,087,344      6,598,125       1.6
                                              90,000   Texas Instruments Inc.                2,012,563      4,432,500       1.0
                                                                                         -------------  -------------    ------
                                                                                             6,306,782     16,632,813       3.9

                       Energy Sources        400,000  +Global Industries Ltd.                3,636,351      6,400,000       1.5
                                             125,000   Transocean Offshore Inc.              3,606,055      5,929,688       1.4
                                                                                         -------------  -------------    ------
                                                                                             7,242,406     12,329,688       2.9

                       Health & Personal     100,000   Johnson & Johnson                     5,281,813      6,293,750       1.5
                       Care                   55,000   Merck & Co., Inc.                     3,287,350      5,200,938       1.2
                                              90,000   Pfizer, Inc.                          2,529,031      6,547,500       1.5
                                             125,000   Pharmacia & Upjohn Inc.               4,720,980      4,218,750       1.0
                                                                                         -------------  -------------    ------
                                                                                            15,819,174     22,260,938       5.2

                       Insurance             150,000   Mercury General Corp.                 3,010,895      7,500,000       1.8
                                              80,000   The PMI Group, Inc.                   4,385,425      5,200,000       1.2
                                                                                         -------------  -------------    ------
                                                                                             7,396,320     12,700,000       3.0

                       Machinery & Equipment 150,000   Harnischfeger Industries, Inc.        5,717,313      5,728,125       1.3
                                             125,000   Kennametal, Inc.                      5,048,372      6,585,937       1.6
                                                                                         -------------  -------------    ------
                                                                                            10,765,685     12,314,062       2.9

                       Merchandising         110,000   CVS Corporation                       5,633,409      7,301,250       1.7
                                             150,000  +Federated Department Stores, Inc.     4,921,701      6,834,375       1.6
                                             125,000   Home Depot, Inc.                      3,653,625      6,992,187       1.7
                                             450,000  +PETsMART, Inc.                        6,002,962      3,515,625       0.8
                                                                                         -------------  -------------    ------
                                                                                            20,211,697     24,643,437       5.8

                       Packaging             200,000   Stone Container Corporation           2,586,246      2,500,000       0.6

                       Railroads             125,000   Illinois Central Corp.                3,777,500      4,507,812       1.0

                       Telecommunications          1  +CommScope Inc.                               12             11       0.0
                       Equipment                                                         -------------  -------------    ------
                                                       Total Investments in the United
                                                       States                               98,401,301    139,350,012      32.7
                                                                                         =============  =============    ======
                                                       Total Investments in North America  103,917,549    146,865,511      34.5
                                                                                         =============  =============    ======

PACIFIC
BASIN/ASIA

Australia              Broadcasting &        351,883   News Corp., Ltd. (Ordinary)           1,873,092      1,883,281       0.4
                       Publishing                                                        -------------  -------------    ------
                                                       Total Investments in Australia        1,873,092      1,883,281       0.4
                                                                                         =============  =============    ======

Hong Kong              Multi-Industry        500,000   CITIC Pacific Ltd.                    2,539,752      1,992,290       0.5
                                             400,000   Hutchison Whampoa Ltd.                1,949,838      2,665,011       0.6
                                                                                         -------------  -------------    ------
                                                                                             4,489,590      4,657,301       1.1

                       Real Estate           200,000   Sun Hung Kai Properties, Ltd.         1,247,335      1,526,560       0.4

                       Utilities -- Gas    1,500,000   Hong Kong and China Gas Company
                                                       Ltd.                                  1,987,876      2,697,353       0.6
                                                                                         -------------  -------------    ------
                                                       Total Investments in Hong Kong        7,724,801      8,881,214       2.1
                                                                                         =============  =============    ======

Indonesia               Construction &     3,256,000   P.T. Jaya Real Property               3,095,258        403,081       0.1
                        Housing

                        Telecommunications    60,000   P.T. Telekomunikasi Indonesia
                                                       (ADR)*                                1,190,805        877,500       0.2

                        Textiles           1,374,500   P.T. Indorama Synthetics (Foreign)      988,303        708,992       0.2
                                                                                         -------------  -------------    ------
                                                       Total Investments in Indonesia        5,274,366      1,989,573       0.5
                                                                                         =============  =============    ======

Japan                  Broadcasting &        300,000   Tokyo Broadcasting System, Inc.       3,736,661      4,561,129       1.1
                       Publishing

                       Cable & Wire          250,000   Sumitomo Electric Industry, Ltd.      2,791,441      3,350,313       0.8

                       Data Processing &     100,000   Canon Inc.                            1,758,792      2,413,793       0.6
                       Reproduction

                       Electrical &           30,000   Keyence Corp.                         2,162,440      4,373,041       1.0
                       Electronics
                                             200,000   Matsushita Electric Industrial Co.    2,837,637      3,119,122       0.7
                                              90,000   Murata Manufacturing Co., Ltd.        2,616,519      2,701,411       0.6
                                             300,000   NEC Corporation                       3,767,865      3,173,981       0.7
                                              30,000   Sony Corp.                            2,723,743      2,562,696       0.6
                                              70,000   Tokyo Electron Ltd.                   2,215,190      2,682,602       0.6
                                                                                         -------------  -------------    ------
                                                                                            16,323,394     18,612,853       4.2

                       Financial Services --  15,000   Nichiei Co. Ltd.                      1,398,379      1,645,768       0.4
                       Consumer

                       Insurance             270,000   Tokio Marine & Fire Insurance Co.,
                                                       Ltd.                                  3,338,891      2,560,345       0.6

                       Machinery &           350,000   Minebea Co., Ltd.                     2,942,184      3,894,984       0.9
                       Engineering           500,000   Mitsubishi Heavy Industries Ltd.      3,654,177      1,967,085       0.5
                                                                                         -------------  -------------    ------
                                                                                             6,596,361      5,862,069       1.4

                       Merchandising          40,000   Ito-Yokado Co., Ltd.                  1,760,352      1,805,643       0.4
                                             150,000   Marui Co., Ltd.                       2,736,736      2,351,097       0.6
                                                                                         -------------  -------------    ------
                                                                                             4,497,088      4,156,740       1.0

                       Real Estate           200,000   Mitsui Fudosan Co., Ltd.              2,474,245      2,115,987       0.5

                       Telecommunications        400   Nippon Telephone & Telegragh Corp.
                                                       (Ordinary)                            3,217,188      3,291,536       0.8
                                                                                         -------------  -------------    ------
                                                       Total Investments in Japan           46,132,440     48,570,533      11.4
                                                                                         =============  =============    ======

Malaysia               Banking             1,440,799   Commerce Asset-Holding BHD            2,027,950        777,023       0.2
                                             150,083   Commerce Asset-Holding BHD
                                                       (Warrants)(a)                            95,215         16,360       0.0
                                                                                         -------------  -------------    ------
                                                                                             2,123,165        793,383       0.2

                       Building Materials  1,000,000   Sungei Way Holdings BHD               2,085,002        401,606       0.1

                       Forest Products     1,500,000   Land & General BHD (Ordinary)         2,275,824        473,322       0.1

                       Multi-Industry        800,000   Sime Darby BHD                        2,837,011        803,213       0.2
                                                                                         -------------  -------------    ------
                                                       Total Investments in Malaysia         9,321,002      2,471,524       0.6
                                                                                         =============  =============    ======

Singapore              Banking               380,000   Overseas Chinese Banking Corp.        3,284,321      2,279,809       0.5

                       Broadcasting &        190,000   Singapore Press Holdings Limited      2,976,641      2,602,086       0.6
                       Publishing

                       Construction &        330,000   City Development Ltd.                 2,201,466      1,627,403       0.4
                       Housing                                                           -------------  -------------    ------
                                                       Total Investments in Singapore        8,462,428      6,509,298       1.5
                                                                                         =============  =============    ======

Thailand               Banking               200,000   Bangkok Bank Public Company Ltd.      2,049,723        597,758       0.2

                       Building Materials     60,000   The Siam Cement Public Co. Ltd.
                                                       (Foreign Registered)                  2,167,775        472,229       0.1

                       Energy Sources        130,000   PTT Exploration and Prodution
                                                       Public Co. (PTTEP)                    1,587,284      1,444,085       0.3

                       Telecommunications    600,000   Total Access Communication Public
                                                       Co. Ltd.                              2,433,299        786,000       0.2
                                                                                         -------------  -------------    ------
                                                       Total Investments in Thailand         8,238,081      3,300,072       0.8
                                                                                         =============  =============    ======
                                                       Total Investments in the Pacific
                                                       Basin/Asia                           87,026,210     73,605,495      17.3
                                                                                         =============  =============    ======

WESTERN
EUROPE

Finland                Telecommunications     95,600   Nokia OY AS 'A'                       3,283,620      7,824,151       1.8
                                                                                         -------------  -------------    ------
                                                       Total Investments in Finland          3,283,620      7,824,151       1.8
                                                                                         =============  =============    ======

France                 Banking                46,000   Cetelem S.A.                          4,689,077      5,907,327       1.4

                       Business & Public     180,000   Dassault Systemes S.A.                2,382,131      4,787,802       1.1
                       Services

                       Energy                 50,000   Societe Nationale Elf Aquitane S.A.   4,845,082      5,802,626       1.4
                                                                                         -------------  -------------    ------
                                                       Total Investments in France          11,916,290     16,497,755       3.9
                                                                                         =============  =============    ======

Germany                Banking                70,000   Deutsche Bank AG                      4,697,032      4,488,604       1.0

                       Multi-Industry        210,000   SKW Trostberg AG                      5,676,684      7,256,775       1.7
                                             120,000   Veba AG                               5,406,473      7,130,060       1.7
                                                                                         -------------  -------------    ------
                                                                                            11,083,157     14,386,835       3.4
                                                                                         -------------  -------------    ------
                                                       Total Investments in Germany         15,780,189     18,875,439       4.4
                                                                                         =============  =============    ======

Italy                  Textiles              125,000   Gucci Group N.V.                      8,151,212      5,085,937       1.2
                                                                                         -------------  -------------    ------
                                                       Total Investments in Italy            8,151,212      5,085,937       1.2
                                                                                         =============  =============    ======

Netherlands            Business & Public     140,000  +Baan Company N.V.                     2,254,885     10,060,386       2.4
                       Services

                       Chemicals              41,000   Akzo Nobel N.V.                       5,917,636      7,212,963       1.7

                       Electrical &           70,000   Philips Electronics N.V.              2,440,144      4,625,101       1.1
                       Electronics

                       Merchandising         216,342   Koninklijke Ahold N.V.                3,698,668      5,769,991       1.3

                                                       Total Investments in the
                                                       Netherlands                          14,311,333     27,668,441       6.5

Norway                 Automobiles           389,300  +Sensonor A/S                          2,900,899      1,678,344       0.4

                       Oil -- Integrated      90,000  +Fred Olsen Energy ASA                 1,819,982      1,915,000       0.5
                                                                                         -------------  -------------    ------
                                                       Total Investments in Norway           4,720,881      3,593,344       0.9
                                                                                         =============  =============    ======

Portugal               Building Products     200,000   Cimpor -- Cimentos de Portugal
                                                       S.A.                                  4,062,517      5,065,483       1.2

                       Finance               200,000   BPI -- SGPS S.A. (Registered
                                                       Shares)                               3,773,829      4,445,061       1.0
                                                                                         -------------  -------------    ------
                                                       Total Investments in Portugal         7,836,346      9,510,544       2.2
                                                                                         =============  =============    ======

Spain                  Business & Public     400,000   Prosegur Compania de Seguridad
                       Services                        S.A.                                  4,176,481      3,998,658       1.0
                                                                                         -------------  -------------    ------
                                                       Total Investments in Spain            4,176,481      3,998,658       1.0
                                                                                         =============  =============    ======

Sweden                 Environmental         325,000  +Munters AB                            3,401,427      3,115,003       0.7
                       Control                                                           -------------  -------------    ------
                                                       Total Investments in Sweden           3,401,427      3,115,003       0.7
                                                                                         =============  =============    ======

Switzerland            Health & Personal       1,000   Roche Holdings Ltd.                   5,320,796      8,953,129       2.1
                       Care                                                              -------------  -------------    ------
                                                       Total Investments in Switzerland      5,320,796      8,953,129       2.1
                                                                                         =============  =============    ======

United Kingdom         Banking               500,000   The Royal Bank of Scotland Group
                                                       PLC                                   5,132,385      5,734,701       1.3

                       Business & Public   1,200,000   Capita Group PLC                      5,471,985      6,629,011       1.6
                       Services

                       Electronics         2,100,000   Astec (BSR) PLC                       3,743,542      4,085,027       1.0

                       Energy                404,575   British Petroleum Co. PLC             2,100,965      5,519,220       1.3
                                             500,000   Enterprise Oil PLC                    3,604,380      4,917,864       1.1
                                                                                         -------------  -------------    ------
                                                                                             5,705,345     10,437,084       2.4

                       Home Building         611,111   The Berkeley Group PLC                6,564,040      6,875,277       1.6

                       Multi-Industry        911,944   BBA Group PLC                         5,114,591      5,774,969       1.4
                                             399,999   Siebe PLC                             4,107,799      7,255,515       1.7
                                                                                         -------------  -------------    ------
                                                                                             9,222,390     13,030,484       3.1

                       Steel                 200,000  +Ispat International N.V.              5,087,777      4,478,663       1.0
                                                                                         -------------  -------------    ------
                                                       Total Investments in the United
                                                       Kingdom                              40,927,464     51,270,247      12.0
                                                                                         =============  =============    ======
                                                       Total Investments in Western
                                                       Europe                              119,826,039    156,392,648      36.7
                                                                                         =============  =============    ======


SHORT-TERM                                   Face
SECURITIES                                  Amount                    Issue
United States          Commercial        $15,460,000   General Motors Acceptance Corp.,
                       Paper**                         5.75% due 12/01/1997                 15,455,061     15,455,061       3.6
                                                                                         -------------  -------------    ------
                                                       Total Investments in Short-Term
                                                       Securities                           15,455,061     15,455,061       3.6
                                                                                         =============  =============    ======

                       Total Investments                                                  $348,409,640    422,228,521      99.1
                                                                                         =============

                       Other Assets Less Liabilities                                                        3,952,513       0.9
                                                                                                        -------------    ------

                       Net Assets                                                                        $426,181,034     100.0%
                                                                                                        =============    ======

                     * American Depositary Receipts (ADR).
                    ** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
                   (a) Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.
                     + Non-income producing security.

                       See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

                      As of November 30, 1997
Assets:               Investments, at value (identified cost -- $348,409,640) (Note 1a)                            $422,228,521
                      Cash                                                                                               58,051
                      Foreign cash (Note 1b)                                                                                273
                      Receivables:
                      Securities sold                                                              $5,254,025
                      Dividends                                                                       387,390
                      Capital shares sold                                                             117,958         5,759,373
                                                                                                 ------------
                      Prepaid registration fees and other assets (Note 1f)                                               26,247
                                                                                                                   ------------
                      Total assets                                                                                  428,072,465
                                                                                                                   ------------

Liabilities:          Payables:
                      Capital shares redeemed                                                         775,371
                      Investment adviser (Note 2)                                                     332,693
                      Securities purchased                                                            281,585
                      Distributor (Note 2)                                                             58,667         1,448,316
                                                                                                 ------------
                      Accrued expenses and other liabilities                                                            443,115
                                                                                                                   ------------
                      Total liabilities                                                                               1,891,431
                                                                                                                   ------------

Net Assets:           Net assets                                                                                   $426,181,034
                                                                                                                   ============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:           authorized                                                                                     $2,292,050
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        466,729
                      Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                         41,777
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                         56,677
                      Paid-in capital in excess of par                                                              302,058,532
                      Accumulated distributions in excess of investment income -- net (Note 1g)                      (1,332,387)
                      Undistributed realized capital gains on investments and foreign currency
                      transactions -- net                                                                            48,840,738
                      Unrealized appreciation on investments and foreign currency transactions
                      -- net                                                                                         73,756,918
                                                                                                                   ------------
                      Net assets                                                                                   $426,181,034
                                                                                                                   ============

Net Asset             Class A -- Based on net assets of $344,940,056 and 22,920,493 shares
Value:                outstanding                                                                                        $15.05
                                                                                                                   ============
                      Class B -- Based on net assets of $66,791,027 and 4,667,281 shares
                      outstanding                                                                                        $14.31
                                                                                                                   ============
                      Class C -- Based on net assets of $5,964,338 and 417,765 shares
                      outstanding                                                                                        $14.28
                                                                                                                   ============
                      Class D -- Based on net assets of $8,485,613 and 566,770 shares
                      outstanding                                                                                        $14.97
                                                                                                                   ============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1997
Investment Income     Dividends (net of $649,557 foreign withholding tax)                                            $5,202,879
(Notes 1d & 1e):      Interest and discount earned (net of $192 foreign withholding tax)                                870,387
                                                                                                                   ------------
                      Total income                                                                                    6,073,266
                                                                                                                   ------------

Expenses:             Investment advisory fees (Note 2)                                            $4,776,233
                      Transfer agent fees -- Class A (Note 2)                                         869,198
                      Account maintenance and distribution fees -- Class B (Note 2)                   705,358
                      Custodian fees                                                                  296,296
                      Transfer agent fees -- Class B (Note 2)                                         176,881
                      Printing and shareholder reports                                                161,774
                      Accounting services (Note 2)                                                    115,158
                      Professional fees                                                                81,191
                      Registration fees (Note 1f)                                                      61,141
                      Account maintenance and distribution fees -- Class C (Note 2)                    54,363
                      Directors' fees and expenses                                                     37,937
                      Pricing fees                                                                     19,365
                      Account maintenance fees -- Class D (Note 2)                                     18,694
                      Transfer agent fees -- Class D (Note 2)                                          16,820
                      Transfer agent fees -- Class C (Note 2)                                          14,484
                      Other                                                                            19,605
                                                                                                 ------------
                      Total expenses                                                                                  7,424,498
                                                                                                                   ------------
                      Investment loss -- net                                                                         (1,351,232)
                                                                                                                   ------------

Realized &            Realized gain (loss) from:
Unrealized Gain       Investments -- net                                                           51,342,484
(Loss) on             Foreign currency transactions -- net                                           (400,508)       50,941,976
Investments &                                                                                    ------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                          (17,185,490)
(Notes 1b, 1c,        Foreign currency transactions -- net                                            (57,606)      (17,243,096)
1e & 3):                                                                                         ------------      ------------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                                   33,698,880
                                                                                                                   ------------
                      Net Increase in Net Assets Resulting from Operations                                          $32,347,648
                                                                                                                   ============

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               November 30,
                       Increase (Decrease) in Net Assets:                                                  1997           1996

Operations:            Investment income (loss) -- net                                                 $(1,351,232)    $3,358,903
                       Realized gain on investments and foreign currency transactions -- net            50,941,976     22,566,229
                       Change in unrealized appreciation/depreciation on investments and foreign
                       currency transactions -- net                                                    (17,243,096)    32,273,292
                                                                                                      ------------   ------------
                       Net increase in net assets resulting from operations                             32,347,648     58,198,424
                                                                                                      ------------   ------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                            (472,191)            --
Shareholders           Class C                                                                                 (24)            --
(Note 1g):             Class D                                                                              (3,962)            --
                       In excess of investment income -- net:
                       Class A                                                                          (2,756,330)            --
                       Class C                                                                                (141)            --
                       Class D                                                                             (23,124)            --
                       Realized gain on investments -- net:
                       Class A                                                                         (20,709,718)   (17,594,423)
                       Class B                                                                          (2,278,771)    (2,476,721)
                       Class C                                                                             (49,977)       (26,025)
                       Class D                                                                            (245,755)      (192,712)
                                                                                                      ------------   ------------
                       Net decrease in net assets resulting from dividends and distributions to
                       shareholders                                                                    (26,539,993)   (20,289,881)
                                                                                                      ------------   ------------
Capital Share          Net increase (decrease) in net assets derived from capital share transactions   (27,845,951)    34,818,380
Transactions                                                                                          ------------   ------------
(Note 4):

Net Assets:            Total increase (decrease) in net assets                                         (22,038,296)    72,726,923
                       Beginning of year                                                               448,219,330    375,492,407
                                                                                                      ============   ============
                       End of year*                                                                   $426,181,034   $448,219,330
                                                                                                      ============   ============

                     * Undistributed (accumulated distributions of) investment income -- net           $(1,332,387)    $1,827,409
                                                                                                      ============   ============






FINANCIAL HIGHLIGHTS

                     The following per share data
                     and ratios have been derived                                          Class A+
                     from information provided in
                     the financial statements.                                 For the Year Ended November 30,

                                                                    1997         1996         1995        1994       1993
                     Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year           $15.12       $13.87       $12.82      $13.07      $11.78
Operating                                                     ----------   ----------   ----------  ----------  ----------
Performance:         Investment income (loss) -- net                (.02)         .13          .05         .03         .04
                     Realized and unrealized gain on
                     investments and foreign currency
                     transactions -- net                             .86         1.87         1.52         .53        2.07
                                                              ----------   ----------   ----------  ----------  ----------
                     Total from investment operations                .84         2.00         1.57         .56        2.11
                                                              ----------   ----------   ----------  ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                       (.02)          --         (.01)       (.01)         --
                     In excess of investment income -- net          (.10)          --           --          --          --
                     Realized gain on investments -- net            (.79)        (.75)        (.51)       (.80)       (.82)
                                                              ----------   ----------   ----------  ----------  ----------
                     Total dividends and distributions              (.91)        (.75)        (.52)       (.81)       (.82)
                                                              ----------   ----------   ----------  ----------  ----------
                     Net asset value, end of year                 $15.05       $15.12       $13.87      $12.82      $13.07
                                                              ==========   ==========   ==========  ==========  ==========

Total Investment     Based on net asset value per share             6.04%       15.20%       12.92%       4.39%      19.16%
Return:*                                                      ==========   ==========   ==========  ==========  ==========

Ratios to Average    Expenses                                       1.39%        1.37%        1.51%       1.44%       1.43%
Net Assets:                                                   ==========   ==========   ==========  ==========  ==========
                     Investment income (loss) -- net                (.12%)        .92%         .41%        .23%        .32%
                                                              ==========   ==========   ==========  ==========  ==========

Supplemental         Net assets, end of year (in thousands)     $344,940     $398,310     $327,270    $330,132    $256,203
Data:                                                         ==========   ==========   ==========  ==========  ==========
                     Portfolio turnover                            54.50%       41.14%       44.64%      40.18%      56.98%
                                                              ==========   ==========   ==========  ==========  ==========
                     Average commission rate paid++++             $.0103       $.0063           --          --          --
                                                              ==========   ==========   ==========  ==========  ==========


                     The following per share data
                     and ratios have been derived                                          Class B+
                     from information provided in
                     the financial statements.                                 For the Year Ended November 30,

                                                                    1997         1996         1995        1994       1993
                     Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year           $14.40       $13.38       $12.50      $12.74     $11.62
Operating                                                     ----------   ----------   ----------  ----------  ----------
Performance:         Investment loss -- net                         (.17)        (.02)        (.08)       (.10)       (.08)
                     Realized and unrealized gain on
                     investments and foreign currency
                     transactions -- net                             .84         1.79         1.47         .52        2.02
                                                              ----------   ----------   ----------  ----------  ----------
                     Total from investment operations                .67         1.77         1.39         .42        1.94
                                                              ----------   ----------   ----------  ----------  ----------
                     Less distributions from realized gain on
                     investments -- net                             (.76)        (.75)        (.51)       (.66)       (.82)
                                                              ----------   ----------   ----------  ----------  ----------
                     Net asset value, end of year                 $14.31       $14.40       $13.38      $12.50      $12.74
                                                              ==========   ==========   ==========  ==========  ==========

Total Investment     Based on net asset value per share             4.98%       13.97%       11.78%       3.32%      17.87%
Return:*                                                      ==========   ==========   ==========  ==========  ==========

Ratios to Average    Expenses                                       2.42%        2.40%        2.55%       2.48%       2.46%
Net Assets:                                                   ==========   ==========   ==========  ==========  ==========
                     Investment loss -- net                        (1.11%)       (.11%)       (.63%)      (.80%)      (.72%)
                                                              ==========   ==========   ==========  ==========  ==========

Supplemental         Net assets, end of year (in thousands)      $66,791      $44,311      $44,387     $49,647     $34,241
Data:                                                         ==========   ==========   ==========  ==========  ==========
                     Portfolio turnover                            54.50%       41.14%       44.64%      40.18%      56.98%
                                                              ==========   ==========   ==========  ==========  ==========
                     Average commission rate paid++++             $.0103       $.0063           --          --          --
                                                              ==========   ==========   ==========  ==========  ==========

                   * Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                ++++ For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission
                     Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.


                                                                                            Class C++
                                                                                                                    For the
                     The following per share data                                                                   Period
                     and ratios have been derived                                                                   Oct. 21,
                     from information provided in                                                                  1994+ to
                     the financial statements.                                For the Year Ended Nov. 30,           Nov. 30,
                                                                          1997            1996           1995         1994

                     Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period               $14.41          $13.38         $12.51         $13.08
Operating                                                           ----------      ----------     ----------     ----------
Performance:         Investment loss -- net                               (.17)           (.01)          (.08)          (.02)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                   .83         1.79              1.46           (.55)
                                                                    ----------      ----------     ----------     ----------
                     Total from investment operations                      .66            1.78           1.38           (.57)
                                                                    ----------      ----------     ----------     ----------
                     Less dividends and distributions:
                     Investment income -- net                               -- +++++        --             --             --
                     In excess of investment income -- net                  -- +++++        --             --             --
                     Realized gain on investments --  net                 (.79)           (.75)          (.51)            --
                                                                    ----------      ----------     ----------     ----------
                     Total dividends and distributions                    (.79)           (.75)          (.51)            --
                                                                    ----------      ----------     ----------     ----------
                     Net asset value, end of period                     $14.28          $14.41         $13.38         $12.51
                                                                    ==========      ==========     ==========     ==========

Total Investment     Based on net asset value per share                   4.96%          14.05%         11.69%         (4.36%)++++
Return:**                                                           ==========      ==========     ==========     ==========

Ratios to Average    Expenses                                             2.43%           2.41%          2.55%          3.00%*
Net Assets:                                                         ==========      ==========     ==========     ==========
                     Investment loss -- net                              (1.09%)          (.09%)         (.63%)        (1.31%)*
                                                                    ==========      ==========     ==========     ==========

Supplemental         Net assets, end of period (in thousands)           $5,964            $910           $376           $177
Data:                                                               ==========      ==========     ==========     ==========
                     Portfolio turnover                                  54.50%          41.14%         44.64%         40.18%
                                                                    ==========      ==========     ==========     ==========
                     Average commission rate paid++++++                 $.0103          $.0063             --             --
                                                                    ==========      ==========     ==========     ==========


                                                                                            Class D++
                                                                                                                    For the
                     The following per share data                                                                   Period
                     and ratios have been derived                                                                   Oct. 21,
                     from information provided in                                                                  1994+ to
                     the financial statements.                                For the Year Ended Nov. 30,           Nov. 30,
                                                                          1997            1996           1995         1994

                     Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period               $15.04          $13.84         $12.81         $13.39
Operating                                                           ----------      ----------     ----------     ----------
Performance:         Investment income (loss) -- net                      (.06)            .09            .02           (.01)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                   .87            1.86           1.52           (.57)
                                                                    ----------      ----------     ----------     ----------
                     Total from investment operations                      .81            1.95           1.54           (.58)
                                                                    ----------      ----------     ----------     ----------
                     Less dividends and distributions:
                     Investment income -- net                             (.01)             --             --+++++        --
                     In excess of investment income -- net                (.08)             --             --             --
                     Realized gain on investments -- net                  (.79)           (.75)          (.51)            --
                                                                    ----------      ----------     ----------     ----------
                     Total dividends and distributions                    (.88)           (.75)          (.51)            --
                                                                    ----------      ----------     ----------     ----------
                     Net asset value, end of period                     $14.97          $15.04         $13.84         $12.81
                                                                    ==========      ==========     ==========     ==========

Total Investment     Based on net asset value per share                   5.80%          14.86%         12.73%         (4.33%)++++
Return:**                                                           ==========      ==========     ==========     ==========

Ratios to Average    Expenses                                             1.64%           1.63%          1.76%          2.23%*
Net Assets:                                                         ==========      ==========     ==========     ==========
                     Investment income (loss) -- net                      (.39%)           .60%           .18%          (.67%)*
                                                                    ==========      ==========     ==========     ==========

Supplemental         Net assets, end of period (in thousands)           $8,486          $4,688         $3,459         $1,591
Data:                                                               ==========      ==========     ==========     ==========
                     Portfolio turnover                                  54.50%          41.14%         44.64%         40.18%
                                                                    ==========      ==========     ==========     ==========
                     Average commission rate paid++++++                 $.0103          $.0063             --             --
                                                                    ==========      ==========     ==========     ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                ++++ Aggregate total investment return.
               +++++ Amount is less than $.01 per share.
              ++++++ For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission
                     Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.




              Merrill Lynch Global Holdings, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

[bullet] Financial futures contracts -- The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,447,208 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account           Distribution
                               Maintenance Fee           Fee

Class B                            0.25%                0.75%
Class C                            0.25%                0.75%
Class D                            0.25%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                  MLFD                 MLPF&S

Class A                          $841                 $12,568
Class D                          $223                  $3,499

For the year ended November 30, 1997, MLPF&S received contingent deferred sales charges of $339,089 and $2,200 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $130,458 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $249,563,304 and $283,973,274, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                   Realized          Unrealized
                                    Gains              Gains
                                  (Losses)           (Losses)

Long-term investments           $51,344,229         $73,818,881
Short-term investments               (1,745)                 --
Foreign currency transactions      (400,508)            (61,963)
                              -------------       -------------
Total                           $50,941,976         $73,756,918
                              =============       =============

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $73,571,492, of which $112,057,022 related to appreciated securities and $38,485,530 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $348,657,029.

4. Capital Share Transactions:
A net increase (decrease) in net assets derived from capital share transactions was $(27,845,951) and $34,818,380 for the years ended November 30, 1997 and November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                            Dollar
Ended November 30, 1997             Shares             Amount

Shares sold                      10,593,236        $157,598,934
Shares issued to shareholders
in reinvestment of dividends
and distributions                 1,586,229          22,175,485
                              -------------       -------------
Total issued                     12,179,465         179,774,419
Shares redeemed                 (15,605,732)       (236,649,109)
                              -------------       -------------
Net decrease                     (3,426,267)       $(56,874,690)
                              =============       =============

Class A Shares for the Year                            Dollar
Ended November 30, 1996             Shares             Amount

Shares sold                      11,176,887        $157,434,230
Shares issued to shareholders
in reinvestment of distributions  1,233,289          16,242,414
                              -------------       -------------
Total issued                     12,410,176         173,676,644
Shares redeemed                  (9,655,805)       (136,577,975)
                              -------------       -------------
Net increase                      2,754,371         $37,098,669
                              =============       =============

Class B Shares for the Year                            Dollar
Ended November 30, 1997             Shares             Amount

Shares sold                       4,144,750         $57,686,337
Shares issued to shareholders
in reinvestment of distributions    148,413           1,993,180
                              -------------       -------------
Total issued                      4,293,163          59,679,517
Automatic conversion of shares     (126,229)         (1,871,700)
Shares redeemed                  (2,575,781)        (37,239,859)
                              -------------       -------------
Net increase                      1,591,153         $20,567,958
                              =============       =============

Class B Shares for the Year                            Dollar
Ended November 30, 1996             Shares             Amount

Shares sold                         617,667          $8,295,124
Shares issued to shareholders
in reinvestment of distributions    174,046           2,205,170
                              -------------       -------------
Total issued                        791,713          10,500,294
Shares redeemed                  (1,011,647)        (13,729,276)
Automatic conversion of shares      (20,731)           (275,360)
                              -------------       -------------
Net decrease                       (240,665)        $(3,504,342)
                              =============       =============

Class C Shares for the Year                            Dollar
Ended November 30, 1997             Shares             Amount

Shares sold                         590,713          $8,199,909
Shares issued to shareholders
in reinvestment of dividends
and distributions                     3,548              47,542
                              -------------       -------------
Total issued                        594,261           8,247,451
Shares redeemed                    (239,693)         (3,447,217)
                              -------------       -------------
Net increase                        354,568          $4,800,234
                              =============       =============

Class C Shares for the Year                            Dollar
Ended November 30, 1996             Shares             Amount

Shares sold                          54,247            $725,543
Shares issued to shareholders
in reinvestment of distributions      1,898              24,054
                              -------------       -------------
Total issued                         56,145             749,597
Shares redeemed                     (21,017)           (286,099)
                              -------------       -------------
Net increase                         35,128            $463,498
                              =============       =============

Class D Shares for the Year                            Dollar
Ended November 30, 1997             Shares             Amount

Shares sold                         898,998         $13,541,614
Shares issued to shareholders
in reinvestment of dividends
and distributions                    18,140             252,873
Automatic conversion of shares      120,997           1,871,700
                              -------------       -------------
Total issued                      1,038,135          15,666,187
Shares redeemed                    (783,014)        (12,005,640)
                              -------------       -------------
Net increase                        255,121          $3,660,547
                              =============       =============

Class D Shares for the Year                            Dollar
Ended November 30, 1996             Shares             Amount

Shares sold                       1,072,031         $14,751,733
Shares issued to shareholders
in reinvestment of distributions     13,662             179,386
Automatic conversion of shares       19,948             275,360
                              -------------       -------------
Total issued                      1,105,641          15,206,479
Shares redeemed                  (1,043,928)        (14,445,924)
                              -------------       -------------
Net increase                         61,713            $760,555
                              =============       =============

5. Commitments:
On November 30, 1997, the Company had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $171,000 and $5,278,000, respectively.

6. Subsequent Event:
On December 1, 1997, the Company's Board of Directors declared an ordinary income dividend in the amount of $.274225 per Class A Share, $.115003 per Class B Share, $.135529 per Class C Share and $.241836 per Class D Share and a long-term capital gain distribution in the amount of $1.489670 per share for all four classes of shares, payable on December 30, 1997 to shareholders of record as of December 19, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 14, 1998



PORTFOLIO INFORMATION (unaudited)

Worldwide
Investments
As of 11/30/97

                              Country of              Percent of
Ten Largest Equity Holdings     Origin                Net Assets

Baan Company N.V.             Netherlands                2.4%
Roche Holdings Ltd.           Switzerland                2.1
Nokia OY AS 'A'               Finland                    1.8
Mercury General Corp.         United States              1.8
CVS Corporation               United States              1.7
SKW Trostberg AG              Germany                    1.7
Siebe PLC                     United Kingdom             1.7
Akzo Nobel N.V.               Netherlands                1.7
Veba AG                       Germany                    1.7
Home Depot, Inc.              United States              1.7


                                                      Percent of
Ten Largest Industries                                Net Assets

Banking                                                 10.8%
Business & Public Services                               9.4
Multi-Industry                                           9.3
Merchandising                                            8.1
Health & Personal Care                                   7.3
Electrical & Electronics                                 6.8
Telecommunications                                       4.9
Energy                                                   4.6
Electronics/Components                                   3.9
Insurance                                                3.6



PORTFOLIO CHANGES (unaudited)

              For the Quarter Ended November 30, 1997

Additions

             *China Telecom
             *France Telecom S.A.
              Fred Olsen Energy ASA
              Munters AB
              Nichiei Co. Ltd.
              Sony Corp.
              Stone Container Corporation

Deletions

              Agros Holdings S.A.
              Agros Holdings S.A. (Series D)
              Aoyama Trading Co.
              Autoliv, Inc.
              Bank of Tokyo -- Mitsubishi
             *China Telecom
             *France Telecom S.A.
              Forest Laboratories, Inc.
              Harvey Nichols PLC
              Hitachi Ltd.
              Hyundai Engineering and
                Construction Co.
              ISS International Service System A/S
                (Class B)
              Lend Lease Corp.
              Mannesmann AG
              Mitsui & Co.
              P.T. Bimantara Citra
              PizzaExpress PLC
              Sanwa Bank, Ltd.
              Sony Music Entertainment Inc.
              Swire Pacific Ltd. 'A'
              Telecom Corp. of New Zealand Ltd.
                  (Class C)(ADR)
              Telekom Malaysia BHD

             *Added and deleted in the same quarter.